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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Large Cap Value Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Large Cap Value Fund (formerly Pioneer Large-Cap Value Fund) dated November 5, 2001 (and to all references to our firm) included in or made a part of Pioneer Large Cap Value Fund's Post-Effective Amendment No. 2 and Amendment No. 4 to Registration Statement File Nos. 333-33364 and 811-09875, respectively.


                                        /s/ Arthur Andersen LLP
Boston, Massachusetts
January 25, 2002